UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09917

SENTINEL VARIABLE PRODUCTS TRUST
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

Annual Report

December 31, 2012

Sentinel Variable Products

Balanced Fund

Sentinel Variable Products

Bond Fund

Sentinel Variable Products

Common Stock Fund

Sentinel Variable Products

Mid Cap Fund

Sentinel Variable Products

Small Company Fund

A Standard of Stewardship www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

11	Understanding your Sentinel Funds Financial Statements

12	Sentinel Variable Products Balanced Fund

17	Sentinel Variable Products Bond Fund

21	Sentinel Variable Products Common Stock Fund

26	Sentinel Variable Products Mid Cap Fund

31	Sentinel Variable Products Small Company Fund

36	Statement of Assets and Liabilities

38	Statement of Operations

40	Statement of Changes in Net Assets

42	Financial Highlights

44	Notes to Financial Statements

50	Report of Independent Registered Public Accounting Firm

51	Actual and Hypothetical Expenses for Comparison Purposes

52	Information and Services for Shareholders

53	Board Approval of Investment Advisory Agreements

56	Trustees & Officers

Message to Shareholders

Overcoming the Brake Light Shockwave

There are fewer big themes in the world these days. Big democratic breakthroughs, say Egypt, Tunisia are halting and fall far short of the hopes they embodied. Technology is a race over mobility and brevity but hardly elicits the same wonder from years past. Governments are polarized. The US had almost no voting overlap in recent years so big ideas are on the wane. In Europe, the supra-national organizations like the EU are swift to talk and slow to act. No we’re not reactionaries. We think all this is explained by the deepest drop in output in the post-war period and the slowest recovery. In the US, the recession officially ended in June 2009 but unemployment at 7.9% is nearly double the pre-crisis levels. Throughout all this, “uncertainty” is the order of the day. Uncertainty over employment, demand, fiscal cliffs, European harmony, monetary policy and, above all, recovery. These are themes that have been with us even before 2008. The stock market remains below its 2000 peak; investors have had a rough dozen years. Investing patterns continue to be a series of short, sharp moves. This may not end for a while. Here’s why.

Europe

The European crisis started in Greece. While the headlines have shifted to Spain and Italy and other peripherals, the problem remains unsolved. When Greece first surfaced in 2010, reform programs, a few write-downs and transfer of debt to the ECB[1] were meant to do the trick. Far from it. The latest target had Greece’s sovereign debt dropping to 120% in 2020 from 170% currently. But it is now expected to increase to 180% next year or around $451bn on a $250bn economy. To meet the longer term target of 60%, there are two broad approaches:

1) Austerity Shrinkage: which is the pattern of the last five years and would require the Greek economy and debt to shrink by 5% and 10%, respectively. That would result in a disastrous decline in living standards. This achieves the 60% target in 2032. Or…

2) Austerity Growth: where Greece could grow 5% a year and shrink debt by the same amount. This requires a growth rate five times the European average in a world economy growing even less and a willing suspension of economic reality. This achieves the target in 2024.

There are a couple of other options, namely partial default and euro withdrawal. But neither of these is on any political agenda. Despite many advocates for Greece to revert to the drachma, we have seen in recent months an overwhelming commitment to keep the union intact. This was most publicly explained in the headline speech of Mario Draghi in his “whatever it takes” moment in July but has been a motif for months. So the solution will surely be to maintain the pressure on the Greeks, eke out economic recovery, push aid in installments and, above all, keep talking.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

We should never underestimate the political will to maintain the European Union.

“Verbal Intervention”

Elsewhere in Europe, the most effective policy has been, as Trend Macro puts it, “verbal intervention.” In the last three months, we had i) a Spanish bank bailout which appeased the markets but required no actual money transfer or guarantee ii) the pre-announced but much delayed birth of the European Stability Mechanism, a funding program without funds iii) the “whatever it takes” speech with no follow-up intervention and iv) the Outright Monetary Transactions without any, well, transactions. At the time, we thought the market would challenge such bluster with a series of raids on sovereign fixed income markets. But it hasn’t happened. Yields have come in, spreads steepened, credit default swaps cheapened and stock markets stabilized. So something has kept the markets in check. What is it?

We think the following:

Cometh the Hour: Draghi has shown a deft hand at managing the euro constituents. The tough money crowd over at the Bundesbank has charged him with i) breaking his constitutional mandate by buying bonds of troubled countries, ii) a weakening commitment to inflation, and iii) a susceptibility to political interference. But he has been very consistent on the need for banking reform and oversight, requiring conditions for any access to bailout funds and keeping the 2% inflation target front and center of any policy revamps.

A few weeks ago he spelt all this out to the German Bundestag where he assured all that, no, the ECB would not finance governments (so no monetization), nor compromise central bank independence (so no political pressure), nor create taxpayer risk (so no increased taxes), nor create inflation (the German nightmare). He has now positioned the ECB to continue policy at a time when banks seem unwilling to pass on monetary stimulus to the real economy. For sheer management of competing constituencies, the man deserves a medal. And for now, the ECB is the only game in town and the major authority figure.

Lull in the Storm: Recent stats on the euro economy are pretty dreadful. Private and government consumption falling, unemployment at over 10%, exports down and investment up against a real decline in sentiment. Add on the lack of bank reform, slowing of monetary aggregates and lending, various noises off on euro withdrawal from the weak (Greece) or the strong (Finland), and it looks like things could flare up very quickly.

But they probably won’t. We should never underestimate the political will to maintain the European Union. In general the post-war themes in Europe have been for countries to be less authoritarian, less narrow, more international and slowly deposing themselves from old positions of dominance. This continues today. Europe is not particularly dependant on the US (exports to the US are around 3.5% of GDP); it runs a current account surplus (which explains why € bears are consistently wrong); and it heeds little to China’s exchange rate. Thus we see, yes, protracted distress but no crash.

So for the next few months, Europe will continue to infuriate policy didacts but will probably stabilize. It’s a question of many headlines and drama but no big breakthrough. Another point to watch is that as the German economy slows, its opposition to growth policies will wane. Starting with its own.

As soon as we get any momentum, European worries, fiscal drag, global slowdown, or any negative headlines cause everything to slow down.

US: Overcoming the Brake Light Shockwave

There’s a behavior familiar to all drivers called the “brake-light shockwave.” A flash of brakes on a highway creates a wave of braking, causing traffic five miles back to grind to a standstill. Much of the tale of the US economy over the last few years can be seen in this way. As soon as we get any momentum, European worries, fiscal drag, global slowdown, or any negative headlines cause everything to slow down. Since the middle of 2009, we have had two quarters of growth of 4%. All others have barely made it over 2%. The latest GDP and personal income figures tell much of the story:

• government has been a net drag on growth for nine out of the last eleven quarters;

• state and local government had a negative contribution to growth for twelve straight quarters;

• private fixed investments have slowed considerably but…

• residential investment has gradually increased; and

• exports, which contributed nearly half a point of growth for three years, turned negative.

Now, first estimates for any quarterly GDP change are a bit dicey. The swing between initial estimates and final numbers has been between 0.2% to over 1.0% in the last two years. But the story behind these numbers is that i) nominal GDP was up 4.9%, the fastest rate in twelve months, which is critical for revenues ii) government defense spending jumped 13%, that hardly looks sustainable but meant iii) government was a contributor to growth for the first time in nine quarters iv) businesses pulled back on investment and inventories, which is no surprise as the Fed regional reports were telling us that for months and v) personal consumption grew at around 2.0%, which was no change on the year. It’s probably not enough to dent unemployment. And that’s because…

The consumer is barely making it. Here’s a chart showing no real change in disposable income per capita, stuck at around $32,700 and dipping last quarter, and the saving rate, which fell to 3.7% and explains some of the increase in personal consumption.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

There’s a limit to how much households will dip into personal savings especially as nominal incomes rose only 0.4% and real incomes were flat, after declining in August. So there’s not much to expect from the consumer which explains this:

Which is the Fed’s favorite inflation measure, the broad based personal consumption expenditures price index, at well below its 2% target. It’s currently 1.7%. An even broader measure of inflation, here the CPI[2] less food and energy, looks pretty tame:

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Consumption is held back by very low wage gains, falling income from assets and probably some very listless behavior in anticipation of taxes increasing in January. All this would be pointing to recession but for this, which shows housing on an improving trend.

Housing and residential investment account for around 20% of personal consumption which in turn accounted for 70% of GDP a year ago and 74% now. It’s definitely a good sign. Lower mortgage rates, cheaper own to rent ratios, higher shadow and real inventories and increased housing starts are all beginning to have their effect. But it’s not enough to propel GDP growth into 2% or lower levels of unemployment. And GDP per head growth is still only around 1.5%.

Lower mortgage rates, cheaper own to rent ratios, higher shadow and real inventories and increased housing starts are all beginning to have their effect. But it’s not enough to propel GDP growth into 2% or lower levels of unemployment. And GDP per head growth is still only around 1.5%.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Steady at the Fed

September’s Fed meeting may well go down in history as this was the first time that specific economic targets were attached to policy goals. This should eliminate some of the doubt that the Fed had the stomach to continue asset buying beyond a quantitative level and addresses the question that many had when the Fed put forward the notion of holding rates down until 2013. Because the obvious question was “and then what?” We think one of the charts the Fed looks at is this:

It shows the federal deficits (blue line) decreasing, by around 0.5% of GDP, yet rates staying low. This can only be an example of low demand and contraction. So they have put every possible policy forward to stem the impact of austerity. And especially now that the New Year is likely to bring further fiscal contraction. Ideally, the Fed chairman would like coordination of the monetary and fiscal authorities: the Fed keeps rates low, the government borrows into the stream of low rates, restores its finances, stops any risk of deflation and fills some of the demand gap. So far, the fiscal side has not responded. It’s a one-sided game of tennis which explains the general market doldrums.

It’s a one-sided game of tennis which explains the general market doldrums.

Graphs sourced from the Federal Reserve Bank of St. Louis, Economic Research

Capital Markets

Earnings outlooks are very uncertain. One feature of the past reporting season was the miss on top line growth. This should have been no surprise. The rollover in nominal GDP in the US, weak exports and European markets and the marginally weaker dollar all meant the average sales surprise was down 0.3% and earnings up 4% (they’re normally up by 6% which is a result of guidance management and the odd sub-industry of street analysts consistently marking lower than actuals). The market has also leveled off since the Fed meeting. The diminishing effect of the QE announcement is shown when we look at QE1 in early 2009 and QE2 in late 2010. Back then 90% of S&P[3] companies rose above their 200 day moving average within three months. Today only 60% of stocks have managed that.

What we continue to like in equities, however, is the level of real yields. Back in March of this year, the forward yield on stocks dipped to 2.1% compared to 10-year treasuries at 2.0%. Today that number is 2.4% on the S&P and 1.75% on the note.

So put all this together:

1. Europe may be bottoming for bad macro news and…

2. European equities start to look attractive.

3. The rest of the year in the US will be economic news dominated by employment and…

4. the debate on the fiscal revenue/spending trade-off with…

5. another grueling debt ceiling round in the New Year.

6. Most assets will sit in a range, 1350 to 1450 on the S&P, and

7. 1.6% and 1.9% in the 10-year note.

8. Valuations on risk assets are still attractive, so we remain overweight equities and IG[4].

Sources: Rory Sutherland, The Spectator; US Department of Commerce; Trend Macro; Tim Duy’s Fed Watch; VOX EU; Bureau of Economic Analysis; US Department of Commerce; Bureau of Labor Statistics; Capital Economics; Der Spiegel; Federal Reserve Bank of St. Louis; High Frequency Economics; Bloomberg; Chartstore.com; David Henderson, Innocence and Design: The Influence of Economic Ideas on Policy; Sentinel Asset Management, Inc.

[1] European Central Bank

[2] Consumer Price Index

[3] Standard & Poor’s 500 Index is an unmanaged index of 500 widely held US equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

[4] investment grade (bonds)

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

• share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets

• net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Performance Highlights

• In the fourth quarter of 2012, the Sentinel Variable Products Balanced Fund posted a return of 0.22%, versus a -0.38% return for the Standard & Poor’s 500 Index, a 0.21% return for the Barclays U.S. Aggregate Bond Index and an average return of 1.19% for the Morningstar US Insurance Fund Moderate Allocation (Balanced) category.

• For the full year, the Fund had an 11.44% return, compared to an 11.97% return for the Morningstar category. The S&P 500 Index returned 16.00% for 2012, while the Barclays U.S. Aggregate Bond Index returned 4.22% over the same period.

Equity Market Review

The fourth quarter of 2012 mirrored the volatility investors faced throughout the full year. Concerns over the US fiscal cliff and decelerating global economic growth were counteracted by investors’ persistent search for yield in the existing low interest rate environment. For the full year, the strong annual performance of the equity markets masked the large degree of volatility we saw throughout the year. A spirited beginning to the year, based on better economic data and concerted global fiscal stimulus efforts, was curtailed by an escalating global economic slowdown. Spanish sovereign bond worries took center stage, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing. Meanwhile, the haphazard fiscal policy dispute in the US and increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. Still, corporate earnings were mostly healthy, and overall corporate liquidity looks solid. Despite this challenging environment, and resulting low expectations for near-term corporate earnings growth, we believe the risk return ratio for stocks remains attractive, given interest rates at record lows. Our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

Bond Market Review

During the fourth quarter, the US election and the anxiety over the fiscal cliff, averted at the 11th hour by Congress, dominated the news cycle. The Federal Reserve continued its monetary stimulus at its December meeting, while economic data points for the period were on the positive side. Throughout the year, the fixed-income markets saw high volatility, with central bank intervention as a consistent theme. Risk assets initially outperformed, led by the Agency mortgage-backed securities (MBS) sector, where spreads vs. Treasuries narrowed significantly. Still, the credit-sensitive sectors of the fixed-income market — investment-grade corporate bonds, high yield, and commercial mortgage-backed securities — dominated performance throughout the year due to extremely strong demand from yield-hungry investors. The average rate for a 30-year fixed rate mortgage fell from roughly 4% to a historical low of 3.40%, even as banks have been slow to lower mortgage rates further.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Key Performance Attribution

Value-oriented stocks outperformed growth-oriented stocks for both the fourth quarter and the full year periods, while the fourth quarter saw outperformance of mid and small capitalization US equities vs. large cap ones. The best performing sectors in the S&P 500 Index for 2012 were Financials and Consumer Discretionary, while the worst performing sectors were Energy and Utilities. For the fourth quarter of 2012, the Financials and Industrials sectors showed the best performance, while the Information Technology and Telecommunication Services sectors were the weakest performers. Relative to the benchmark, stock selection within the Consumer Discretionary, Industrials and Health Care sectors was a positive contributor to the Fund’s performance for the year. In particular, the Fund’s holdings in SAP AG, Comcast Corp. and Gap, Inc. contributed positively to the performance of the Fund. Conversely, stock selection within the Information Technology and Materials sectors, as well as an underweight position in the Diversified Financials industry, detracted from performance for the year. Within the fixed-income portion of the Fund, we lacked sufficient exposure to investment-grade corporate bonds, which had strong performance both during the quarter and the year.

Portfolio Positioning and Outlook

The Sentinel Variable Products Balanced Fund’s asset allocation as of December 31, 2012 was 69% stocks, 29% bonds and 2% cash and cash equivalents. Within equities, we have maintained our overweight in the Industrials and Health Care sectors, while keeping an underweight position in the more defensive Utilities sector. Within fixed-income, we continue to believe that the non-US Treasury sectors of the bond markets offer a superior risk/reward profile relative to US Treasuries. The Primary/Secondary spread, a measure of actual mortgage rates versus the FNMA 30-yr Current Coupon, gapped out to an all time high of 160 basis points, evidencing that low bond yields were not “transmitting” to the mortgage market. This has resulted in significant spread tightening in MBS, which has led us to diversify into financial and industrial corporate bonds. With interest rates at or near historic lows, we believe the Fund is well positioned to weather the volatile interest rate environment that we anticipate next year.

We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks and plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing overall portfolio risk for the Fund.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From Inception through December 31, 2012

Average Annual Total Returns (as of December 31, 2012)

1 year	3 years	5 years	10 years	Since Inception (8/01/03)
11.44%	9.16%	3.74%	—	7.04%

The total annual operating expense ratio set forth in the prospectus dated April 30, 2012, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.83%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2012

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	66.7%
U.S. Government Obligations	29.0%
Foreign Stocks & ADR’s	2.6%
Cash and Other	1.7%

Top 10 Equity Holdings*

Description	Percent of Net Assets
United Technologies Corp.	2.0%
ExxonMobil Corp.	1.8%
Int’l. Business Machines Corp.	1.7%
American Express Co.	1.4%
Chevron Corp.	1.4%
Pfizer, Inc.	1.3%
Schlumberger Ltd.	1.2%
Canadian National Railway Co.	1.1%
SAP AG	1.1%
Microsoft Corp.	1.1%
Total of Net Assets	14.1%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AB5670	3.50%	07/01/42	7.1%
FHLMC C03764	3.50%	02/01/42	5.2%
FHLMC G08505	3.00%	09/01/42	3.6%
FHLMC Q10819	3.00%	08/01/42	3.6%
FHLMC T61424	3.00%	11/01/42	3.5%
FHLMC T60850	3.50%	09/01/42	3.5%
FGLMC A79255	5.00%	11/01/37	2.5%
Total of Net Assets			29.0%

Average Effective Duration (for all Fixed Income Holdings) 4.2 years**

*”Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Schedule of Investments

at December 31, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 29.0%
U.S. Government Agency Obligations 29.0%
Federal Home Loan Mortgage Corporation 21.9%
Mortgage-Backed Securities:
30-Year:
FGLMC A79255
5%, 11/01/37	333 M	$359,153
FHLMC C03764
3.5%, 02/01/42	698 M	749,284
FHLMC Q10819
3%, 08/01/42	492 M	515,312
FHLMC G08505
3%, 09/01/42	496 M	519,468
FHLMC T60850
3.5%, 09/01/42	482 M	501,688
FHLMC T61424
3%, 11/01/42	499 M	513,359
Total Federal Home Loan Mortgage Corporation		3,158,264

Federal National Mortgage Association 7.1%

Mortgage-Backed Securities:

30-Year:
FNMA AB5670
3.5%, 07/01/42	967 M	$1,035,492
Total U.S. Government Obligations (Cost $4,149,356)		4,193,756

	Shares
Domestic Common Stocks 66.7%
Consumer Discretionary 5.8%
Comcast Corp.	3,000	107,850
Gap, Inc.	2,500	77,600
McDonald’s Corp.	1,000	88,210
McGraw-Hill Cos., Inc.	1,500	82,005
Nike, Inc.	1,000	51,600
Omnicom Group, Inc.	2,500	124,900
Time Warner Cable, Inc.	1,000	97,190
Time Warner, Inc.	2,000	95,660
TJX Cos., Inc.	2,500	106,125
		831,140
Consumer Staples 6.6%
Altria Group, Inc.	2,000	62,840
CVS Caremark Corp.	1,500	72,525
HJ Heinz Co.	2,000	115,360
Kellogg Co.	2,500	139,625
Kraft Foods Group, Inc.	833	37,877
PepsiCo, Inc.	2,000	136,860
Philip Morris Int’l., Inc.	1,500	125,460
Procter & Gamble Co.	2,000	135,780
Wal-Mart Stores, Inc.	1,800	122,814
		949,141
Energy 7.7%
Chevron Corp.	1,800	194,652
EOG Resources, Inc.	1,000	120,790
ExxonMobil Corp.	3,000	259,650
Marathon Oil Corp.	2,500	76,650
McDermott Int’l., Inc.*	3,000	33,060
Noble Energy, Inc.	1,500	152,610

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Schlumberger Ltd.	2,500	$173,225
Transocean Ltd.	1,000	44,650
Weatherford Int’l. Ltd.*	4,600	51,474
		1,106,761
Financials 10.0%
ACE Ltd.	1,500	119,700
American Express Co.	3,500	201,180
Bank of America Corp.	5,000	58,000
Bank of New York Mellon Corp.	3,800	97,660
Chubb Corp.	2,000	150,640
Goldman Sachs Group, Inc.	1,100	140,316
JPMorgan Chase & Co.	2,500	109,925
MetLife, Inc.	2,000	65,880
Morgan Stanley	2,500	47,800
PNC Financial Services Group, Inc.	1,000	58,310
The Travelers Cos., Inc.	2,000	143,640
US Bancorp	4,300	137,342
Wells Fargo & Co.	3,500	119,630
		1,450,023
Health Care 9.2%
Amgen, Inc.	1,000	86,320
Becton Dickinson & Co.	1,000	78,190
Bristol-Myers Squibb Co.	3,500	114,065
Celgene Corp.*	1,000	78,720
Covidien PLC	2,000	115,480
Eli Lilly & Co.	2,000	98,640
Gilead Sciences, Inc.*	700	51,415
Johnson & Johnson	1,500	105,150
Medtronic, Inc.	1,600	65,632
Merck & Co., Inc.	3,500	143,290
Pfizer, Inc.	7,500	188,100
Stryker Corp.	1,000	54,820
UnitedHealth Group, Inc.	1,000	54,240
Zimmer Holdings, Inc.	1,500	99,990
		1,334,052
Industrials 10.7%
ADT Corp.	750	34,867
Boeing Co.	2,000	150,720
Canadian National Railway Co.	1,800	163,818
Deere & Co.	1,500	129,630
General Dynamics Corp.	1,500	103,905
General Electric Co.	7,500	157,425
Honeywell Int’l., Inc.	2,500	158,675
L-3 Communications Holdings, Inc.	1,000	76,620
Northrop Grumman Corp.	1,700	114,886
Tyco Int’l. Ltd.	1,500	43,875
Union Pacific Corp.	1,000	125,720
United Technologies Corp.	3,500	287,035
		1,547,176
Information Technology 11.6%
Accenture PLC	1,500	99,750
Activision Blizzard, Inc.	5,300	56,286
Broadcom Corp.	3,000	99,630
Check Point Software Technologies Ltd.*	2,000	95,280
Cisco Systems, Inc.	6,000	117,900
Dell, Inc.	5,000	50,650
EMC Corp.*	5,000	126,500
Intel Corp.	3,500	72,205
Int’l. Business Machines Corp.	1,300	249,015
KLA-Tencor Corp.	3,000	143,280
Microsoft Corp.	6,000	160,380
NetApp, Inc.*	3,000	100,650
Seagate Technology PLC	1,400	42,672
Texas Instruments, Inc.	4,000	123,760
Visa, Inc.	700	106,106
Western Union Co.	2,500	34,025
		1,678,089
Materials 2.5%
EI Du Pont de Nemours & Co.	2,500	112,425
Freeport-McMoRan Copper & Gold, Inc.	4,000	136,800
Praxair, Inc.	1,000	109,450
		358,675
Telecommunication Services 2.2%
AT&T, Inc.	2,000	67,420
Rogers Communications, Inc.	2,500	113,800
Verizon Communications, Inc.	3,000	129,810
		311,030
Utilities 0.4%
Entergy Corp.	1,000	63,750
Total Domestic Common Stocks (Cost $6,508,368)		9,629,837

Foreign Stocks & ADR’s 2.6%
Australia 0.8%
BHP Billiton Ltd. ADR	1,500	117,660

Germany 1.1%
SAP AG ADR	2,000	160,760

Mexico 0.7%
America Movil SA de CV ADR	4,000	92,560
Total Foreign Stocks & ADR’s (Cost $236,016)		370,980

Institutional Money Market Funds 0.3%
State Street Institutional US Government Money Market Fund (Cost $42,430)	42,430	42,430
Total Investments 98.6% (Cost $10,936,170)†		$14,237,003

Other Assets in Excess of Liabilities 1.4%		196,437

Net Assets 100.0%		$14,433,440

*	Non-income producing.

†

Cost for federal income tax purposes is $10,954,899. At December 31, 2012 unrealized appreciation for federal income tax purposes aggregated $3,282,104 of which $3,687,908 related to appreciated securities and $405,804 related to depreciated securities.

ADR	- American Depositary Receipt

Sentinel Variable Products Bond Fund

(Unaudited)

For the fiscal year ending December 31, 2012, the Sentinel Variable Products Bond Fund returned 6.53%. By comparison, the Barclays U.S. Aggregate Bond Index returned 4.22%, the Barclays U.S. MBS Index returned 2.59%, and the Morningstar US Insurance Fund Intermediate-Term Bond fund category return was 6.42%.

The big stories in 2012 were the European sovereign debt crisis, US elections and the market’s anxiety regarding the fiscal cliff which was adverted in the 11th hour by Congress. The Federal Reserve continued its monetary stimulus, adding $40 billion of open-ended Agency mortgage-backed securities (MBS) purchases per month, and announcing QE4, an additional $45 billion of US Treasury purchases per month, at its December meeting. Interest rates declined marginally throughout the year on a point-to-point basis, with the 10-year US Treasury Note down 12 basis points closing the year at 1.76%, though there was significant volatility in between.

The credit-sensitive sectors of the fixed income market delivered strong returns throughout the year due to ongoing demand from yield-hungry investors. While relative spreads of investment-grade corporates remain well above the historically tight levels from 2003-2006, absolute yields closed the year at 2.71%. Similar to investment-grade corporates, high yield bonds reached a new all-time low in absolute yields during the year having touched 6.06% before finishing 2012 at 6.13%. For the year, investment-grade corporates generated a total return of 9.82%, though not to be outdone by high yield bonds, which returned 15.81%.

The average rate for a 30-year fixed rate mortgage fell to 3.40% despite banks’ continued reluctance to pass on more savings to borrowers. Banks’ unwillingness to pass on the full benefit of the Fed’s mortgage-buying program has largely been driven by capacity constraints, increased guarantee fees, and tougher capital requirements from regulators.

The Fund outperformed the Barclays U.S. Aggregate Bond Index for the year due to its limited exposure to US Treasuries and its relative overweight to Agency MBS and corporate bonds, including a 6% allocation to high yield as of December 31, 2012. The Fund was slightly longer than the Index on a duration basis at 5.27 years versus a 5.06 years. We continue to believe that the non-US Treasury sectors of the fixed-income markets offer a superior risk/reward profile relative to US Treasuries.

Outlook

Even though a deal was reached on the fiscal cliff, the President and Congress still have to battle over raising the US debt ceiling. This may prove to be an intense debate as the GOP feel they already made major concessions on taxes. We expect this to contribute to volatility for the fixed-income markets in the first quarter of 2013. Tax increases and spending cuts are likely to detract from US economic growth, but the economy is showing resiliency over the last few months and might shrug off the pending fiscal contraction.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. An investment cannot be made directly in an index.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From Inception through December 31, 2012

Average Annual Total Returns (as of December 31, 2012)

1 year	3 years	5 years	10 years	Since Inception (8/01/03)
6.53%	6.97%	7.05%	—	6.15%

The total annual operating expense ratio set forth in the prospectus dated April 30, 2012, as supplemented, for the Sentinel Variable Products Bond Fund is 0.63%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mort-gage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2012

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	6.5%
1 yr. to 2.99 yrs.	16.0%
3 yrs. to 3.99 yrs.	10.4%
4 yrs. to 5.99 yrs.	26.6%
6 yrs. to 7.99 yrs.	28.7%
8 yrs. and over	11.8%

Average Effective Duration (for all Fixed Income Holdings) 5.3 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC C04420	3.00%	01/01/43	7.0%
FHLMC Q02552	4.50%	08/01/41	6.4%
FNMA 890459	4.00%	07/01/42	5.5%
FHLMC T60850	3.50%	09/01/42	4.4%
FNMA AJ4048	4.00%	10/01/41	4.3%
FNMA AB6287	2.50%	09/01/27	3.7%
FHLMC J18702	3.00%	03/01/27	3.7%
FNMA AB5998	3.50%	08/01/42	3.6%
FHLMC C09019	3.00%	12/01/42	3.1%
FHLMC T61424	3.00%	11/01/42	3.0%
Total of Net Assets			44.7%

*The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2012

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 47.9%
U.S. Government Agency Obligations 47.9%
Federal Home Loan Mortgage Corporation 29.1%
Mortgage-Backed Securities:
15-Year:
FHLMC J18702
3%, 03/01/27	2,392 M	$2,524,741

30-Year:
FHLMC Q02552
4.5%, 08/01/41	4,038 M	4,357,861
FHLMC T60850
3.5%, 09/01/42	2,894 M	3,010,125
FHLMC Q11061
3.5%, 09/01/42	992 M	1,058,181
FHLMC T61424
3%, 11/01/42	1,997 M	2,053,438
FHLMC C09019
3%, 12/01/42	1,994 M	2,087,461
FHLMC C04420
3%, 01/01/43	4,600 M	4,815,214
		17,382,280
Total Federal Home Loan Mortgage Corporation		19,907,021

Federal National Mortgage Association 18.7%
Mortgage-Backed Securities:
20-Year:
FNMA AB6287
2.5%, 09/01/27	2,434 M	2,547,954

30-Year:
FNMA AJ4048
4%, 10/01/41	2,685 M	2,897,592
FNMA 890459
4%, 07/01/42	3,465 M	3,761,703
FNMA AB5998
3.5%, 08/01/42	2,397 M	2,485,721
FNMA AP8904
3.5%, 10/01/42	996 M	1,067,312
		10,212,328
Total Federal National Mortgage Association		12,760,282

Government National Mortgage Corporation 0.1%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22	56 M	61,617
Total U.S. Government Obligations (Cost $32,544,973)		32,728,920

Corporate Bonds 45.0%
Basic Industry 4.2%
Eastman Chemical Co.
3.6%, 08/15/22	750 M	787,055
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	250 M	256,563
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/22	1,000 M	993,700
Int’l. Paper Co.
4.75%, 02/15/22	500 M	566,807
Reynolds Group Issuer, Inc.
6.875%, 02/15/21	250 M	270,625
		2,874,750
Capital Goods 3.8%
General Electric Capital Corp.
4.625%, 01/07/21	750 M	852,166
Joy Global, Inc.
5.125%, 10/15/21	875 M	966,277
United Technologies Corp.
3.1%, 06/01/22	750 M	795,866
		2,614,309
Consumer Cyclical 2.5%
Chrysler Group LLC
8.25%, 06/15/21	250 M	276,250
Ford Motor Credit Co. LLC
5.875%, 08/02/21	750 M	874,908
Macy’s Retail Holdings, Inc.
3.875%, 01/15/22	500 M	533,929
		1,685,087

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Consumer Non-Cyclical 6.2%
Altria Group, Inc.
2.85%, 08/09/22	1,000 M	$991,593
Anheuser-Busch InBev Worldwide, Inc.
2.5%, 07/15/22	750 M	756,289
Kraft Foods Group, Inc.
3.5%, 06/06/22(a)	750 M	802,139
Pernod Ricard SA
4.45%, 01/15/22(a)	1,000 M	1,108,055
SABMiller Holdings, Inc.
3.75%, 01/15/22(a)	500 M	540,956
		4,199,032
Energy 7.2%
Devon Energy Corp.
3.25%, 05/15/22	750 M	784,313
FMC Technologies, Inc.
3.45%, 10/01/22	1,000 M	1,022,704
Newfield Exploration Co.
5.75%, 01/30/22	125 M	138,125
5.625%, 07/01/24	250 M	270,625
Phillips 66
4.3%, 04/01/22(a)	750 M	839,683
Rex Energy Corp.
8.875%, 12/01/20(a)	1,000 M	1,005,000
Weatherford Int’l. Ltd
5.125%, 09/15/20	750 M	827,819
		4,888,269
Financials 4.7%
Ally Financial, Inc.
5.5%, 02/15/17	750 M	806,021
Bank of America Corp.
5.7%, 01/24/22	250 M	301,185
Citigroup, Inc.
4.5%, 01/14/22	250 M	279,450
Equifax, Inc.
3.3%, 12/15/22	1,000 M	994,031
Int’l. Lease Finance Corp.
6.5%, 09/01/14(a)	500 M	536,250
JPMorgan Chase & Co.
4.5%, 01/24/22	250 M	283,343
		3,200,280
Health Care 1.6%
Cigna Corp.
4%, 02/15/22	1,000 M	1,095,210

Insurance 3.3%
CNA Financial Corp.
5.75%, 08/15/21	800 M	939,957
Prudential Financial, Inc.
4.5%, 11/16/21	500 M	563,364
XL Group Ltd.
5.75%, 10/01/21	650 M	773,282
		2,276,603
Media 5.1%
CBS Corp.
3.375%, 03/01/22	1,000 M	1,041,777
DIRECTV Holdings LLC
3.8%, 03/15/22	750 M	775,241
Dish DBS Corp.
6.75%, 06/01/21	500 M	572,500
NBCUniversal Media LLC
4.375%, 04/01/21	1,000 M	1,125,310
		3,514,828
Real Estate 1.4%
Health Care Reality, Inc.
4.95%, 01/15/21	875 M	958,613

Telecommunications 4.3%
America Movil SAB de CV
3.125%, 07/16/22	750 M	764,211
Ericsson LM
4.125%, 05/15/22	750 M	780,985
Verizon Communications, Inc.
3.5%, 11/01/21	1,000 M	1,096,109
Virgin Media Finance PLC
5.25%, 02/15/22	250 M	266,250
		2,907,555
Transportation 0.7%
Penske Truck Leasing Co Lp
2.5%, 07/11/14(a)	500 M	505,412
Total Corporate Bonds (Cost $29,248,268)		30,719,948

	Shares
Institutional Money Market Funds 6.5%
State Street Institutional US Government Money Market Fund (Cost $4,460,126)	4,460,126	4,460,126
Total Investments 99.4% (Cost $66,253,367)†		67,908,994

Other Assets in Excess of Liabilities 0.6%		403,622

Net Assets 100.0%		$68,312,616

†                     Cost for federal income tax purposes is $66,273,780. At December 31, 2012 unrealized appreciation for federal income tax purposes aggregated $1,635,214 of which $1,681,043 related to appreciated securities and $45,829 related to depreciated securities.

(a)             Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of rule 144A securities amounted to $5,594,058 or 8.19% of net assets.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

Performance Highlights

•   The Sentinel Variable Products Common Stock Fund posted a return of 0.41% for the fourth quarter of 2012, compared to a -0.38% return for the Standard & Poor’s 500 Index and a 0.38% return for the Morningstar US Insurance Fund Large Blend category.

•   For the full year, the Fund’s return of 15.10% compares to the 15.06% return for the Morningstar US Insurance Fund Large Blend category. By comparison, for 2012, the S&P 500 Index returned 16.00%.

Equity Market Review

The fourth quarter of 2012 mirrored the hopes, concerns and ensuing volatility investors faced during the full year. Concerns over the US fiscal cliff and decelerating global economic growth were counteracted by investors’ persistent search for yield in the existing low interest rate environment. For the full year, the strong annual performance of the equity markets masked the large degree of volatility we saw throughout the year. A spirited beginning of the year was based on better economic data, concerted global fiscal stimulus efforts and a seemingly calm Greek sovereign debt restructuring. This strength was curtailed by an escalating global economic slowdown, as developed economies deleveraged, slowing down a rapid-growth China. Spanish sovereign bond worries took center stage, raising fears of a dissolving Euro currency. Both the Federal Reserve and the European Central Bank responded forcefully through further monetary easing. Meanwhile, the haphazard fiscal policy dispute in the US, as well as increasing political turmoil in the Middle East cloud an otherwise slowly improving economic environment. Still, corporate earnings were mostly healthy, and overall corporate liquidity looks solid.

Despite this challenging environment, and resulting low expectations for near-term corporate earnings growth, we believe the risk return ratio for stocks remains attractive, given interest rates at record lows. Our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year.

Key Performance Attribution

Value-oriented stocks outperformed growth-oriented stocks for both the fourth quarter and the full year periods, while the fourth quarter saw outperformance of mid and small capitalization US equities vs. large cap ones. The best performing sectors in the S&P 500 Index for 2012 were Financials and Consumer Discretionary, while the worst performing sectors were Energy and Utilities. For the fourth quarter of 2012, the Financials and Industrials sectors showed the best performance, while the Information Technology and Telecommunication Services sectors were the weakest performers. Relative to the benchmark, stock selection in the Consumer Discretionary and Industrials sectors contributed positively to the Fund’s performance for 2012. Notable individual contributors included Comcast Corp., Gap, Inc., SAP AG and Time Warner, Inc. An underweight position in the Utilities sector also contributed positively to the performance of the Fund. Conversely, a lack of meaningful exposure to the Diversified Financials industry, as well as stock selection within the Materials and Information Technology sectors proved challenging during the year.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care and Industrials sectors, while our largest underweight positions are in the Information Technology and Utilities sectors.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will reward our Fund’s shareholders.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2002 through December 31, 2012

Average Annual Total Returns (as of December 31, 2012)

1 year	3 years	5 years	10 years
15.10%	10.81%	3.08%	8.74%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2012, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.69%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2012

Top Sectors*

Sector	Percent of Net Assets
Information Technology	15.6%
Financials	14.8%
Health Care	14.3%
Industrials	13.3%
Energy	12.9%
Consumer Staples	10.1%
Consumer Discretionary	9.3%
Materials	4.1%
Telecommunication Services	3.2%
Utilities	0.3%

Top 10 Holdings**

Description	Percent of Net Assets
ExxonMobil Corp.	2.8%
Chevron Corp.	2.2%
Honeywell Int’l., Inc.	2.1%
United Technologies Corp.	2.1%
Procter & Gamble Co.	2.1%
Int’l. Business Machines Corp.	1.9%
The Travelers Cos., Inc.	1.8%
Noble Energy, Inc.	1.8%
Johnson & Johnson	1.8%
PepsiCo, Inc.	1.7%
Total of Net Assets	20.3%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 93.8%
Consumer Discretionary 9.3%
Comcast Corp.	60,000	$2,157,000
Gap, Inc.	60,000	1,862,400
McDonald’s Corp.	15,000	1,323,150
McGraw-Hill Cos., Inc.	40,000	2,186,800
Nike, Inc.	20,000	1,032,000
Omnicom Group, Inc.	40,000	1,998,400
Staples, Inc.	45,000	513,000
Time Warner Cable, Inc.	20,000	1,943,800
Time Warner, Inc.	65,000	3,108,950
TJX Cos., Inc.	50,000	2,122,500
		18,248,000
Consumer Staples 10.1%
Altria Group, Inc.	50,000	1,571,000
CVS Caremark Corp.	30,000	1,450,500
HJ Heinz Co.	30,000	1,730,400
Kellogg Co.	25,000	1,396,250
Kraft Foods Group, Inc.	15,000	682,050
Mondelez Int’l. Inc	45,000	1,146,150
PepsiCo, Inc.	50,000	3,421,500
Philip Morris Int’l., Inc.	25,000	2,091,000
Procter & Gamble Co.	60,000	4,073,400
Wal-Mart Stores, Inc.	35,000	2,388,050
		19,950,300
Energy 12.9%
Apache Corp.	17,500	1,373,750
Baker Hughes, Inc.	30,000	1,225,200
Chevron Corp.	40,000	4,325,600
EOG Resources, Inc.	15,000	1,811,850
ExxonMobil Corp.	65,000	5,625,750
Marathon Oil Corp.	50,000	1,533,000
Marathon Petroleum Corp.	25,000	1,575,000
McDermott Int’l., Inc.*	76,300	840,826
Noble Energy, Inc.	35,000	3,560,899
Schlumberger Ltd.	30,000	2,078,700
Transocean Ltd.	18,000	803,700
Weatherford Int’l. Ltd.*	63,800	713,922
		25,468,197
Financials 14.1%
ACE Ltd.	23,000	1,835,400
American Express Co.	43,100	2,477,388
Bank of America Corp.	100,000	1,160,000
Bank of New York Mellon Corp.	50,000	1,285,000
Chubb Corp.	30,000	2,259,600
CME Group, Inc.	22,500	1,140,975
Goldman Sachs Group, Inc.	15,000	1,913,400
JPMorgan Chase & Co.	40,000	1,758,800
MetLife, Inc.	40,000	1,317,600
Morgan Stanley	62,500	1,195,000
PNC Financial Services Group, Inc.	17,500	1,020,425
The Travelers Cos., Inc.	50,000	3,591,000
Toronto-Dominion Bank	25,000	2,108,250
US Bancorp	75,000	2,395,500
Wells Fargo & Co.	70,000	2,392,600
		27,850,938
Health Care 13.7%
Amgen, Inc.	30,000	2,589,600
Becton Dickinson & Co.	20,000	1,563,800
Bristol-Myers Squibb Co.	65,000	2,118,350
Celgene Corp.*	15,000	1,180,800
Covidien PLC	25,000	1,443,500
Eli Lilly & Co.	25,000	1,233,000
Forest Laboratories, Inc.*	20,000	706,400
Gilead Sciences, Inc.*	35,000	2,570,750
Johnson & Johnson	50,000	3,505,000
Medtronic, Inc.	36,200	1,484,924
Merck & Co., Inc.	60,000	2,456,400
Pfizer, Inc.	125,000	3,135,000
Stryker Corp.	10,000	548,200
UnitedHealth Group, Inc.	15,000	813,600
Zimmer Holdings, Inc.	25,000	1,666,500
		27,015,824
Industrials 13.3%
ADT Corp.	15,000	697,350
Babcock & Wilcox Co.	40,000	1,048,000
Boeing Co.	20,000	1,507,200

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Canadian National Railway Co.	23,100	$2,102,331
Deere & Co.	20,000	1,728,400
General Dynamics Corp.	25,000	1,731,750
General Electric Co.	100,000	2,099,000
Honeywell Int’l., Inc.	65,000	4,125,550
L-3 Communications Holdings, Inc.	15,000	1,149,300
Northrop Grumman Corp.	30,000	2,027,400
Tyco Int’l. Ltd.	30,000	877,500
Union Pacific Corp.	12,000	1,508,640
United Technologies Corp.	50,000	4,100,500
Verisk Analytics, Inc.*	30,000	1,530,000
		26,232,921
Information Technology 14.4%
Accenture PLC	45,000	2,992,500
Activision Blizzard, Inc.	69,900	742,338
Broadcom Corp.	50,000	1,660,500
Check Point Software Technologies Ltd.*	40,000	1,905,600
Cisco Systems, Inc.	75,000	1,473,750
Dell, Inc.	100,000	1,013,000
EMC Corp.*	100,000	2,530,000
Intel Corp.	60,000	1,237,800
Int’l. Business Machines Corp.	20,000	3,831,000
KLA-Tencor Corp.	30,000	1,432,800
Microsoft Corp.	85,000	2,272,050
NetApp, Inc.*	37,000	1,241,350
Seagate Technology PLC	30,000	914,400
Texas Instruments, Inc.	85,000	2,629,900
Visa, Inc.	10,000	1,515,800
Western Union Co.	75,000	1,020,750
		28,413,538
Materials 3.1%
EI Du Pont de Nemours & Co.	40,000	1,798,800
Freeport-McMoRan Copper & Gold, Inc.	70,000	2,394,000
Praxair, Inc.	17,000	1,860,650
		6,053,450
Telecommunication Services 2.6%
AT&T, Inc.	40,000	1,348,400
Rogers Communications, Inc.	35,000	1,593,200
Verizon Communications, Inc.	50,000	2,163,500
		5,105,100
Utilities 0.3%
Entergy Corp.	10,000	637,500
Total Domestic Common Stocks (Cost $132,628,884)		184,975,768

Domestic Exchange Traded Funds 0.7%
Financials 0.7%
SPDR KBW Regional Banking (Cost $1,057,149)	50,000	1,398,500

Foreign Stocks & ADR’s 3.4%
Australia 1.0%
BHP Billiton Ltd. ADR	25,000	1,961,000

Germany 1.2%
SAP AG ADR	30,000	2,411,400

Mexico 0.6%
America Movil SA de CV ADR	50,000	1,157,000

Switzerland 0.6%
Novartis AG ADR	20,000	1,266,000
Total Foreign Stocks & ADR’s (Cost $4,585,230)		6,795,400

Institutional Money Market Funds 0.6%
State Street Institutional US Government Money Market Fund (Cost $1,089,488)	1,089,488	1,089,488

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Corporate Short-term Notes 1.5%
Int’l. Business Machines Corp.
0.07%, 01/04/13 (Cost $2,999,983)	3,000 M	2,999,983
Total Investments 100.0% (Cost $142,360,734)†		197,259,139

Excess of Liabilities Over Other Assets 0.0%+		(9,268)

Net Assets 100.0%		$197,249,871

*                 Non-income producing.

†                 Cost for federal income tax purposes is $142,564,819. At December 31, 2012 unrealized appreciation for federal income tax purposes aggregated $54,694,320 of which $63,446,104 related to appreciated securities and $8,751,784 related to depreciated securities.

+                 Represents less than 0.05% of net assets.

ADR    -  American Depositary Receipt

SPDR  -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund

(Unaudited)

Performance Highlights

The Sentinel Variable Products Mid Cap Fund returned 12.34% for the fiscal year ending December 31, 2012, compared to returns of 17.28% for the Russell Midcap Index, 17.88% for the Standard & Poor’s MidCap 400 Index, and 13.69% for the Morningstar US Insurance Fund Mid-Cap Growth category for the same time period.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

Performance relative to the indices proved difficult for our conservative mid cap growth strategy. In terms of performance relative to the Russell Midcap Index, stock selection and an overweight position in the Information Technology sector proved especially challenging. We experienced particular weakness in Software names such as Micros Systems, Inc., NICE Systems Ltd. and Informatica Corp. Stock selection and a modest overweight position in the Energy sector also detracted from relative performance. Within Energy, not having exposure to refiners also detracted from our relative performance verses the Benchmark. Refiners are a low margin, volatile momentum-driven group which tends not to be compatible with our focus on consistent quality earnings and cash flow. Lastly, our exposure to North American land-based energy service providers also disappointed as this group was plagued with excess supply issues compounded by somewhat weaker domestic demand. Going forward we see these conditions improving. On a positive note, some of the performance lag was offset by a significant underweight position in the Utilities sector, as well as strength from our Retailing names in the Consumer Discretionary sector.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive. And with elections and many fiscal cliff issues behind us, hopefully our leaders will work together to find common ground as federal budget deficit discussions continue. Internationally, clarity is still elusive in many geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively enough to at least temporarily reassure markets and give a hint of potential

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

stability to that region. China has also seen a change of leadership and although it is still early days, there is hope that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials and Information Technology should see abating economic headwinds and greater clarity going forward, perhaps generating confidence their customers need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight select asset managers in the Capital Markets industry which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies will serve shareholders well regardless of the broader economic environment.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2002 through December 31, 2012

Average Annual Total Returns (as of December 31, 2012)

1 year	3 years	5 years	10 years
12.34%	12.87%	0.26%	7.99%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2012, as supplemented, for the Sentinel Variable Products Mid Cap Fund is 0.83%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small and mid-sized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell MidCap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2012

Top Sectors*

Sector	Percent of Net Assets
Industrials	19.1%
Information Technology	18.9%
Health Care	13.8%
Financials	13.0%
Consumer Discretionary	12.5%
Energy	6.4%
Materials	5.2%
Consumer Staples	2.9%
Index	1.6%
Utilities	1.2%

Top 10 Holdings**

Description	Percent of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.6%
Plains Exploration & Production Co.	1.4%
Joy Global, Inc.	1.4%
NICE Systems Ltd.	1.3%
Flowserve Corp.	1.3%
IHS, Inc.	1.3%
Church & Dwight Co., Inc.	1.3%
Steel Dynamics, Inc.	1.3%
IDEX Corp.	1.3%
HCC Insurance Holdings, Inc.	1.3%
Total of Net Assets	13.5%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 90.1%
Consumer Discretionary 12.5%
Ascena Retail Group, Inc.*	8,250	$152,542
BorgWarner, Inc.*	1,590	113,876
Dana Holding Corp.	7,878	122,976
Darden Restaurants, Inc.	2,250	101,407
Dick’s Sporting Goods, Inc.	4,110	186,964
Dollar Tree, Inc.*	2,920	118,435
Hanesbrands, Inc.*	3,910	140,056
Jarden Corp.	2,790	144,243
John Wiley & Sons, Inc.	1,820	70,853
LKQ Corp.*	8,470	178,717
Morningstar, Inc.	1,620	101,785
Penn National Gaming, Inc.*	1,820	89,380
PVH Corp.	1,730	192,047
Texas Roadhouse, Inc.	6,610	111,048
Tractor Supply Co.	1,170	103,381
		1,927,710
Consumer Staples 2.9%
Church & Dwight Co., Inc.	3,690	197,673
Energizer Holdings, Inc.	1,210	96,776
Flowers Foods, Inc.	6,396	148,835
		443,284
Energy 6.4%
Core Laboratories NV	1,300	142,103
Dril-Quip, Inc.*	1,650	120,532
Oil States Int’l., Inc.*	1,270	90,856
Plains Exploration & Production Co.*	4,740	222,496
SM Energy Co.	1,700	88,757
Superior Energy Services, Inc.*	8,296	171,893
Tidewater, Inc.	3,310	147,891
		984,528
Financials 11.7%
Affiliated Managers Group, Inc.*	1,150	149,673
City National Corp.	3,340	165,397
East West Bancorp, Inc.	7,540	162,035
Endurance Specialty Holdings Ltd.	3,000	119,070
Everest Re Group Ltd.	1,470	161,627
HCC Insurance Holdings, Inc.	5,280	196,469
Invesco Ltd.	6,770	176,629
MSCI, Inc.*	2,760	85,532
Raymond James Financial, Inc.	4,650	179,164
Signature Bank*	2,160	154,094
WR Berkley Corp.	2,510	94,727
Zions Bancorporation	7,260	155,364
		1,799,781
Health Care 13.0%
Bio-Rad Laboratories, Inc.*	1,050	110,302
Catamaran Corp.*	1,352	63,693
Dentsply Int’l., Inc.	3,860	152,895
Endo Pharmaceuticals Holdings, Inc.*	4,080	107,182
Henry Schein, Inc.*	1,800	144,828
Hologic, Inc.*	4,430	88,733
IDEXX Laboratories, Inc.*	1,490	138,272
Illumina, Inc.*	1,940	107,845
Life Technologies Corp.*	3,500	171,780
Masimo Corp.	7,240	152,112
MEDNAX, Inc.*	2,320	184,486
Mettler-Toledo Int’l., Inc.*	620	119,846
Resmed, Inc.	4,340	180,414
Techne Corp.	1,750	119,595
Varian Medical Systems, Inc.*	2,180	153,123
		1,995,106
Industrials 19.1%
Ametek, Inc.	4,115	154,601
BE Aerospace, Inc.*	2,450	121,030
Cintas Corp.	3,570	146,013
Copart, Inc.*	3,120	92,040
Donaldson Co., Inc.	5,020	164,857
Flowserve Corp.	1,360	199,648

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Genesee & Wyoming, Inc.*	1,580	$120,206
IDEX Corp.	4,230	196,822
IHS, Inc.*	2,070	198,720
Jacobs Engineering Group, Inc.*	3,410	145,164
JB Hunt Transport Services, Inc.	2,140	127,779
Joy Global, Inc.	3,260	207,923
MSC Industrial Direct Co., Inc.	2,180	164,328
Quanta Services, Inc.*	6,670	182,024
Regal-Beloit Corp.	2,440	171,947
Ritchie Bros Auctioneers, Inc.	3,770	78,755
Roper Industries, Inc.	1,160	129,317
Stericycle, Inc.*	1,658	154,642
Waste Connections, Inc.	5,270	178,073
		2,933,889
Information Technology 17.6%
Altera Corp.	4,410	151,880
ANSYS, Inc.*	2,440	164,310
Citrix Systems, Inc.*	1,210	79,557
Dolby Laboratories, Inc.	3,790	111,161
F5 Networks, Inc.*	820	79,663
FLIR Systems, Inc.	4,460	99,503
Informatica Corp.*	3,620	109,758
Jack Henry & Associates, Inc.	2,850	111,891
Microchip Technology, Inc.	4,080	132,967
Micros Systems, Inc.*	3,780	160,423
NeuStar, Inc.*	4,130	173,171
Nuance Communications, Inc.*	6,980	155,794
Open Text Corp.*	3,280	183,254
Plantronics, Inc.	3,990	147,111
Power Integrations, Inc.	4,910	165,025
Qlik Technologies, Inc.*	6,230	135,316
Riverbed Technology, Inc.*	7,890	155,591
Semtech Corp.*	6,650	192,517
Trimble Navigation Ltd.*	3,210	191,894
		2,700,786
Materials 5.2%
Airgas, Inc.	1,400	127,806
AptarGroup, Inc.	3,410	162,725
Ecolab, Inc.	1,720	123,668
Rockwood Holdings, Inc.	3,800	187,948
Steel Dynamics, Inc.	14,390	197,575
		799,722
Telecommunication Services 0.5%
tw telecom, Inc.*	3,240	82,523

Utilities 1.2%
ITC Holdings Corp.	2,440	187,660
Total Domestic Common Stocks (Cost $10,438,688)		13,854,989

Domestic Exchange Traded Funds 1.6%
Index 1.6%
SPDR S&P MidCap 400 ETF Trust (Cost $232,205)	1,340	248,852

Foreign Stocks & ADR’s 2.1%
Israel 1.3%
NICE Systems Ltd. ADR*	6,025	201,717

United Kingdom 0.8%
Shire Ltd. ADR	1,330	122,599
Total Foreign Stocks & ADR’s (Cost $216,890)		324,316

Real Estate Investment Trusts 1.3%
Financials 1.3%
Digital Realty Trust, Inc.	1,410	95,725
Home Properties, Inc.(a)	1,710	104,840
Total Real Estate Investment Trusts (Cost $157,822)		200,565

Institutional Money Market Funds 5.7%
State Street Institutional US Government Money Market Fund (Cost $881,059)	881,059	881,059
Total Investments 100.8% (Cost $11,926,664)†		15,509,781

Excess of Liabilities Over Other Assets (0.8)%		(128,174)

Net Assets 100.0%		$15,381,607

*                 Non-income producing.

†                 Cost for federal income tax purposes is $12,005,301. At December 31, 2012 unrealized appreciation for federal income tax purposes aggregated $3,504,480 of which $3,810,558 related to appreciated securities and $306,078 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR    -  American Depositary Receipt

SPDR  -  Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Performance Highlights

The Sentinel Variable Products Small Company Fund returned 11.44% for the fiscal year ending December 31, 2012. This compares to a return of 16.35% for the Russell 2000 Index and a return of 16.32% for the Standard & Poor’s SmallCap 600 Index. The Morningstar US Insurance Fund Small Growth category returned 13.99% for the same period.

Equity Market Review

The last twelve months have once again brought a flurry of often conflicting economic data points causing markets to vacillate between the overhyped “risk-on; risk-off” mentality. Though US equity markets started the year strong on hopes of an improving domestic outlook and stabilization abroad, Southern Europe again became an area of concern as Spain joined Greece in dealing with a near sovereign debt crisis. Concurrently China, once the undisputed engine of global growth, slowed further off its torrid pace of the past few years, adding to market uncertainty as investors re-examined their overall global growth projections. Towards late summer and into early fall, markets gradually moved higher on low volumes as the Fed stepped in with the third installment of quantitative easing and a semi-hopeful America looked towards elections and potentially positive changes in the US political landscape. But the rally subsided as elections came and went with political gridlock remaining firmly in place, tensions escalated again in the Middle East and the looming fiscal cliff in the US was suddenly front and center once more.

Key Performance Attribution

2012 proved to be a challenging year for our conservative small cap growth strategy, as non-earners, micro-caps and highest beta small cap companies our investment process largely seeks to avoid led for much of the year. In terms of performance relative to the Russell 2000 Index, stock selection and an underweight position in Financials proved most challenging. Our underweight position in REITs, combined with stock selection hurt relative performance. Stock selection within the Energy sector also proved challenging throughout the year, with our Energy Equipment & Services names lagging the most in the sector. Alternatively, the Fund’s largest positive contributor to relative performance during the year came from stock selection and an slight overweight position in Health Care. Our Health Care Equipment & Services names performed particularly well. Sirona Dental Systems, Inc. and Genprobe, Inc. were notable contributors to relative performance. Stock selection in the Consumer Staples sector contributed positively as well, with Hain Celestial Group, Inc. continuing to benefit from strong consumer demand for natural and organic food products.

Portfolio Positioning and Outlook

Moving forward into the current year, we believe some of the positive trends emerging from a noisy 2012 will provide opportunities for our shareholders and equity investors. Domestically, the housing market appears to have bottomed and finally begun its long overdue recovery, potentially buoying housing related businesses and consumer sentiment. Employment and wage data has turned a bit more positive. And with elections and many fiscal cliff issues behind us, hopefully our leaders will work together to find common ground as federal budget deficit discussions continue. Internationally, clarity is still elusive in many geographies but European leaders led by Mario Draghi and the ECB stepped up to the plate decisively enough to at least temporarily reassure markets and give

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

a hint of potential stability to that region. China has also seen a change of leadership and although it is still early days, there is hope that their economy can once again pick up steam and help drive an improved global economic climate.

We believe our portfolio is well positioned to take advantage of an improving business climate both globally and here at home. Many of our holdings in overweight sectors such as Industrials should see abating economic headwinds and greater clarity going forward, perhaps generating confidence their customers need to replenish inventories, re-start idled capacity and follow through on expansion plans. In Financials, we remain overweight select Asset Managers and Capital Markets which we believe are still in the early innings of a recovery. In short, we are optimistic about finding attractive opportunities for total returns as equity markets once again find their footing. But regardless of what conditions 2013 brings, we believe our focus on high quality, expertly managed, financially strong growth companies will serve shareholders well.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. It performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

Growth of a $10,000 Investment

From December 31, 2002 through December 31, 2012

Average Annual Total Returns (as of December 31, 2012)

1 year	3 years	5 years	10 years
11.44%	12.41%	4.11%	10.44%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2012, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.75%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2012

Top Sectors*

Sector	Percent of Net Assets
Industrials	19.0%
Information Technology	17.8%
Consumer Discretionary	15.0%
Financials	14.2%
Health Care	11.3%
Energy	5.7%
Materials	4.9%
Consumer Staples	3.4%
Utilities	1.4%
Index	1.0%

Top 10 Holdings**

Description	Percent of Net Assets
Open Text Corp.	1.5%
Power Integrations, Inc.	1.4%
NICE Systems Ltd.	1.4%
Stifel Financial Corp.	1.4%
Steel Dynamics, Inc.	1.4%
Texas Roadhouse, Inc.	1.4%
Clarcor, Inc.	1.4%
Penn National Gaming, Inc.	1.4%
Haemonetics Corp.	1.4%
Iconix Brand Group, Inc.	1.3%
Total of Net Assets	14.0%

*“Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2012

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.2%
Consumer Discretionary 15.0%
Ascena Retail Group, Inc.*	33,980	$628,290
Buffalo Wild Wings, Inc.*	7,840	570,909
Dana Holding Corp.	46,970	733,202
Express, Inc.*	32,330	487,860
Iconix Brand Group, Inc.*	33,000	736,560
John Wiley & Sons, Inc.	6,690	260,442
Men’s Wearhouse, Inc.	17,800	554,648
Monro Muffler Brake, Inc.	19,980	698,700
Morningstar, Inc.	5,900	370,697
Penn National Gaming, Inc.*	15,120	742,543
Steven Madden Ltd.*	14,400	608,688
Texas Roadhouse, Inc.	45,510	764,568
Vitamin Shoppe, Inc.*	5,310	304,581
Wolverine World Wide, Inc.	17,600	721,248
		8,182,936
Consumer Staples 3.4%
Casey’s General Stores, Inc.	12,430	660,033
Flowers Foods, Inc.	23,700	551,499
Hain Celestial Group, Inc.*	11,750	637,085
		1,848,617
Energy 5.7%
Comstock Resources, Inc.*	19,680	297,758
Dril-Quip, Inc.*	9,200	672,060
Oasis Petroleum, Inc.*	12,480	396,864
Oil States Int’l., Inc.*	7,000	500,780
Superior Energy Services, Inc.*	33,648	697,187
Tidewater, Inc.	11,900	531,692
		3,096,341
Financials 11.2%
City National Corp.	14,870	736,362
East West Bancorp, Inc.	31,770	682,737
Endurance Specialty Holdings Ltd.	11,310	448,894
Evercore Partners, Inc.	23,210	700,710
HCC Insurance Holdings, Inc.	17,940	667,547
MarketAxess Holdings, Inc.	10,720	378,416
ProAssurance Corp.	14,640	617,662
Prosperity Bancshares, Inc.	14,490	608,580
Stifel Financial Corp.*	24,350	778,470
SVB Financial Group*	9,370	524,439
		6,143,817
Health Care 10.2%
Bio-Rad Laboratories, Inc.*	4,890	513,695
Haemonetics Corp.*	18,130	740,429
Integra LifeSciences Holdings Corp.*	17,440	679,637
Masimo Corp.	27,100	569,371
Myriad Genetics, Inc.*	19,750	538,187
NuVasive, Inc.*	18,290	282,763
Sirona Dental Systems, Inc.*	10,400	670,384
Techne Corp.	9,140	624,628
Volcano Corp.*	20,930	494,157
West Pharmaceutical Services, Inc.	8,320	455,520
		5,568,771
Industrials 19.0%
Actuant Corp.	19,710	550,106
Aerovironment, Inc.*	18,530	402,842
Clarcor, Inc.	15,900	759,702
Copart, Inc.*	11,320	333,940
Esterline Technologies Corp.*	9,830	625,286
Genesee & Wyoming, Inc.*	9,280	706,022
Healthcare Services Group, Inc.	24,570	570,761
Hub Group Inc.*	20,260	680,736
IDEX Corp.	15,600	725,868
II-VI, Inc.*	19,240	351,515
Middleby Corp.*	4,580	587,202
MSC Industrial Direct Co., Inc.	4,660	351,271
Portfolio Recovery Associates, Inc.*	4,580	489,419
Regal-Beloit Corp.	9,650	680,036

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Ritchie Bros Auctioneers, Inc.	30,680	$640,905
Toro Co.	10,750	462,035
Wabtec Corp.	8,200	717,828
Waste Connections, Inc.	20,950	707,901
		10,343,375
Information Technology 16.4%
CommVault Systems, Inc.*	5,400	376,434
Diodes, Inc.*	37,630	652,881
Hittite Microwave Corp.*	9,760	606,096
j2 Global, Inc.	22,740	695,389
Jack Henry & Associates, Inc.	10,770	422,830
Micros Systems, Inc.*	14,330	608,165
NeuStar, Inc.*	13,840	580,311
Open Text Corp.*	14,470	808,439
Plantronics, Inc.	19,230	709,010
Power Integrations, Inc.	23,610	793,532
Progress Software Corp.*	32,770	687,842
Qlik Technologies, Inc.*	27,430	595,780
Rofin-Sinar Technologies, Inc.*	18,380	398,478
Sapient Corp.*	28,141	297,169
Semtech Corp.*	24,410	706,670
		8,939,026
Materials 4.9%
AptarGroup, Inc.	12,760	608,907
Greif, Inc.	6,980	310,610
Rockwood Holdings, Inc.	9,250	457,505
Sensient Technologies Corp.	14,660	521,310
Steel Dynamics, Inc.	56,100	770,253
		2,668,585
Utilities 1.4%
Atmos Energy Corp.	10,630	373,326
ITC Holdings Corp.	4,890	376,090
		749,416
Total Domestic Common Stocks (Cost $36,729,143)		47,540,884

Domestic Exchange Traded Funds 1.0%
Index 1.0%
iShares Russell 2000 Index Fund* (Cost $517,022)	6,500	547,885

Foreign Stocks & ADR’s 2.5%
Ireland 1.1%
ICON PLC ADR*	21,880	607,389

Israel 1.4%
NICE Systems Ltd. ADR*	23,540	788,119
Total Foreign Stocks & ADR’s (Cost $1,143,500)		1,395,508

Real Estate Investment Trusts 3.0%
Financials 3.0%
BioMed Realty Trust, Inc.(a)	29,030	561,150
Corporate Office Properties Trust(a)	18,430	460,381
Home Properties, Inc.(a)	9,890	606,356
Total Real Estate Investment Trusts (Cost $1,398,073)		1,627,887

Institutional Money Market Funds 2.1%
State Street Institutional US Government Money Market Fund (Cost $1,124,049)	1,124,049	1,124,049

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 3.7%
Int’l. Business Machines Corp.
0.07%, 01/04/13 (Cost $1,999,988)	2,000 M	1,999,988
Total Investments 99.5% (Cost $42,911,775)†		54,236,201

Other Assets in Excess of Liabilities 0.5%		268,859

Net Assets 100.0%		$54,505,060

*                      Non-income producing.

†                      Cost for federal income tax purposes is $43,241,847. At December 31, 2012 unrealized appreciation for federal income tax purposes aggregated $10,994,354 of which $11,780,626 related to appreciated securities and $786,272 related to depreciated securities.

(a)              Return of capital paid during the fiscal period.

ADR   -  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

at December 31, 2012

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$14,237,003	$67,908,994	$197,259,139
Receivable for securities sold	192,653	—	—
Receivable for fund shares sold	615	75,578	11,497
Receivable for interest	11,382	466,612	58
Receivable for dividends	14,034	—	247,378
Receivable for dividend tax reclaims	669	—	27,314
Total Assets	14,456,356	68,451,184	197,545,386

Liabilities
Payable for fund shares repurchased	4,237	78,674	124,463
Accrued expenses	10,589	31,054	70,330
Management fee payable	6,845	23,072	83,935
Fund service fee payable	1,245	5,768	16,787
Total Liabilities	22,916	138,568	295,515
Net Assets	$14,433,440	$68,312,616	$197,249,871
Shares Outstanding	1,189,661	6,761,113	13,017,479
Net Asset Value and Maximum Offering Price Per Share	$12.13	$10.10	$15.15

Net Assets Represent
Shares of beneficial interest at par value	$1,190	$6,761	$13,017
Paid-in capital	11,099,569	66,678,468	139,837,683
Accumulated undistributed net investment income (loss)	—	—	(13,091)
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	31,858	(28,240)	2,514,012
Unrealized appreciation (depreciation) of investments and foreign Exchange	3,300,823	1,655,627	54,898,250
Net Assets	$14,433,440	$68,312,616	$197,249,871
Investments at Cost	$10,936,170	$66,253,367	$142,360,734

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Assets
Investments at value	$15,509,781	$54,236,201
Receivable for securities sold	—	343,642
Receivable for fund shares sold	5,199	742
Receivable for interest	22	50
Receivable for dividends	6,208	24,608
Total Assets	15,521,210	54,605,243

Liabilities
Payable for securities purchased	114,651	—
Payable for fund shares repurchased	7,077	50,183
Accrued expenses	10,055	22,473
Management fee payable	6,517	22,939
Fund service fee payable	1,303	4,588
Total Liabilities	139,603	100,183
Net Assets	$15,381,607	$54,505,060
Shares Outstanding	1,227,327	3,858,497
Net Asset Value and Maximum Offering Price Per Share	$12.53	$14.13

Net Assets Represent
Shares of beneficial interest at par value	$1,227	$3,858
Paid-in capital	12,220,138	43,162,077
Accumulated undistributed net investment income (loss)	—	—
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(422,875)	14,699
Unrealized appreciation (depreciation) of investments and foreign exchange	3,583,117	11,324,426
Net Assets	$15,381,607	$54,505,060
Investments at Cost	$11,926,664	$42,911,775

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2012

	SVP		SVP	SVP
	Balanced		Bond	Common Stock
	Fund		Fund	Fund
Investment Income
Dividends	$262,233	*	$2	$4,903,796	*
Interest	103,346		1,878,838	1,676
Total Income	365,579		1,878,840	4,905,472

Expenses
Management advisory fee	87,602		278,181	1,011,071
Transfer agent fees	5,600		5,850	5,500
Custodian fees	5,500		10,925	10,500
Accounting and administration services	15,928		69,545	202,578
Auditing fees	6,750		19,000	47,000
Legal fees	2,000		10,000	25,000
Printing fees	3,300		15,000	34,000
Trustees’ and Chief Compliance Officer’s fees and expenses	3,900		16,750	49,000
Other	1,840		12,189	23,670
Total Expenses	132,420		437,440	1,408,319
Net Investment Income (Loss)	233,159		1,441,400	3,497,153

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	917,608		2,483,321	8,347,064
Foreign currency transactions	10		—	198
Net realized gain (loss)	917,618		2,483,321	8,347,262
Net change in unrealized appreciation (depreciation) during the period:
Investments	526,535		549,455	16,711,167
Foreign currency translations	(14)		—	(294)
Net change in unrealized appreciation (depreciation)	526,521		549,455	16,710,873
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations	1,444,139		3,032,776	25,058,135
Net Increase (Decrease) in Net Assets from Operations	$1,677,298		$4,474,176	$28,555,288

*Net of foreign tax withholding of $1,568 in the SVP Balanced Fund and $47,186 in the SVP Common Stock Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
Investment Income
Dividends	$169,914	*	$685,696	*
Interest	360		1,410
Total Income	170,274		687,106

Expenses
Management advisory fee	80,939		282,788
Transfer agent fees	5,800		5,850
Custodian fees	12,200		20,200
Accounting and administration services	16,188		56,557
Auditing fees	6,700		16,500
Legal fees	2,000		7,000
Printing fees	5,550		16,000
Trustees’ and Chief Compliance Officer’s fees and expenses	3,950		13,600
Other	3,041		8,001
Total Expenses	136,368		426,496
Net Investment Income (Loss)	33,906		260,610

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments	1,377,878		6,911,706
Net change in unrealized appreciation (depreciation) during the period from investments	473,389		(1,080,100)
Net Realized and Unrealized Gain (Loss) on Investments	1,851,267		5,831,606
Net Increase (Decrease) in Net Assets from Operations	$1,885,173		$6,092,216

*Net of foreign tax withholding of $306 in the SVP Mid Cap Fund and $1,701 in the SVP Small Company Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP		SVP
	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$233,159	$295,779	$1,441,400	$1,934,360	$3,497,153	$3,054,151
Net realized gain (loss) on sales of investments and foreign currency transactions	917,618	553,146	2,483,321	917,977	8,347,262	6,703,433
Net change in unrealized appreciation (depreciation)	526,521	(247,790)	549,455	1,680,634	16,710,873	(4,834,514)
Net increase (decrease) in net assets from operations	1,677,298	601,135	4,474,176	4,532,971	28,555,288	4,923,070

Distributions to Shareholders
From net investment income	(294,321)	(357,032)	(2,000,576)	(2,365,481)	(3,505,139)	(3,061,764)
From net realized gain on investments and foreign currency transactions	(859,949)	(383,804)	(1,930,932)	(38,954)	(3,953,060)	—
Return of capital	—	—	(16,977)	(445,358)	—	—
Total distributions to shareholders	(1,154,270)	(740,836)	(3,948,485)	(2,849,793)	(7,458,199)	(3,061,764)

From Share Transactions
Net proceeds from sales of shares	2,794,781	1,777,136	4,139,844	14,314,521	5,174,141	9,946,551
Net asset value of shares in reinvestment of dividends and distributions	1,154,270	740,836	3,948,485	2,849,793	7,458,199	3,061,764
	3,949,051	2,517,972	8,088,329	17,164,314	12,632,340	13,008,315
Less: Payments for shares reacquired	(4,964,385)	(6,191,256)	(11,432,237)	(13,684,155)	(33,247,303)	(33,338,418)
Increase (decrease) in net assets from capital share transactions	(1,015,334)	(3,673,284)	(3,343,908)	3,480,159	(20,614,963)	(20,330,103)
Total Increase (Decrease) in Net Assets for period	(492,306)	(3,812,985)	(2,818,217)	5,163,337	482,126	(18,468,797)
Net Assets: Beginning of period	14,925,746	18,738,731	71,130,833	65,967,496	196,767,745	215,236,542
Net Assets: End of period	$14,433,440	$14,925,746	$68,312,616	$71,130,833	$197,249,871	$196,767,745
Undistributed Net Investment Income (Loss) at End of Period	$—	$372	$—	$1	$(13,091)	$(12,596)

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/12	12/31/11	12/31/12	12/31/11
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$33,906	$(4,715)	$260,610	$(58,467)
Net realized gain (loss) on sales of investments	1,377,878	2,240,337	6,911,706	7,717,101
Net change in unrealized appreciation (depreciation)	473,389	(1,615,271)	(1,080,100)	(5,808,826)
Net increase (decrease) in net assets from operations	1,885,173	620,351	6,092,216	1,849,808

Distributions to Shareholders
From net investment income	(35,555)	(1,445)	(260,596)	—
From net realized gain on investments	—	—	(7,075,460)	(1,405,381)
Total distributions to shareholders	(35,555)	(1,445)	(7,336,056)	(1,405,381)

From Share Transactions
Net proceeds from sales of shares	1,274,918	2,883,018	2,310,498	5,864,403
Net asset value of shares in reinvestment of dividends and distributions	35,555	1,445	7,336,056	1,405,381
	1,310,473	2,884,463	9,646,554	7,269,784
Less: Payments for shares reacquired	(3,912,806)	(4,927,087)	(10,567,547)	(17,660,257)
Increase (decrease) in net assets from capital share transactions	(2,602,333)	(2,042,624)	(920,993)	(10,390,473)
Total Increase (Decrease) in Net Assets for period	(752,715)	(1,423,718)	(2,164,833)	(9,946,046)
Net Assets: Beginning of period	16,134,322	17,558,040	56,669,893	66,615,939
Net Assets: End of period	$15,381,607	$16,134,322	$54,505,060	$56,669,893
Undistributed Net Investment Income (Loss) at End of Period	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
	Fiscal	Net asset	Net	losses on		Dividends	Distributions
	year	value,	investment	securities (both	Total from	(from net	(from			Net asset
SVP	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Fund	ended)	of period	(loss) ^	unrealized)^	operations	income)	gains)	capital	distributions	of period
Balanced
	12/31/08	$12.50	$0.28	$(3.28)	$(3.00)	$0.26	$0.11	—	$0.37	$9.13
	12/31/09	9.13	0.20	1.76	1.96	0.27	—	—	0.27	10.82
	12/31/10	10.82	0.18	1.14	1.32	0.19	—	—	0.19	11.95
	12/31/11	11.95	0.21	0.28	0.49	0.30	0.32	—	0.62	11.82
	12/31/12	11.82	0.19	1.16	1.35	0.27	0.77	—	1.04	12.13
Bond
	12/31/08	9.99	0.50	(0.16)	0.34	0.41	—	—	0.41	9.92
	12/31/09	9.92	0.49	0.61	1.10	0.54	0.50	—	1.04	9.98
	12/31/10	9.98	0.33	0.40	0.73	0.39	0.53	—	0.92	9.79
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	—	0.62	10.10
Common Stock
	12/31/08	14.32	0.20	(4.93)	(4.73)	0.14	0.01	—	0.15	9.44
	12/31/09	9.44	0.15	2.47	2.62	0.16	—	—	0.16	11.90
	12/31/10	11.90	0.16	1.72	1.88	0.17	—	—	0.17	13.61
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	—	0.59	15.15
Mid Cap
	12/31/08	12.42	(0.02)	(5.70)	(5.72)	—	—	—	—	6.70
	12/31/09	6.70	0.01	2.04	2.05	0.01	—	—	0.01	8.74
	12/31/10	8.74	—	2.06	2.06	0.01	—	—	0.01	10.79
	12/31/11	10.79	—	0.39	0.39	—	—	—	—	11.18
	12/31/12	11.18	0.03	1.35	1.38	0.03	—	—	0.03	12.53
Small Company
	12/31/08	13.98	0.02	(4.54)	(4.52)	—	0.16	—	0.16	9.30
	12/31/09	9.30	0.02	2.51	2.53	0.05	—	—	0.05	11.78
	12/31/10	11.78	—	2.80	2.80	0.01	—	—	0.01	14.57
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	—	2.16	14.13

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

			Ratios/Supplemental Data
				Ratio of			Ratio of net investment
				expenses to	Ratio of expenses to	Ratio of net	income (loss) to average
		Net assets at	Ratio of	average net	average net assets before	investment	net assets
		end of	expenses to	assets before	contractual and voluntary	income (loss) to	before contractual and	Portfolio
SVP	Total return	period (000	average net	custodian fee	expense reimbursements	average net	voluntary expense	turnover
Fund	(%)*	omitted)	assets (%)	Credits (%)**	(%)***	assets (%)	reimbursements (%)***	rate (%)
Balanced
	(23.95)	$13,480	0.83	0.85	0.85	2.44	2.44	59
	21.47	16,380	0.86	0.86	0.86	2.03	2.03	90
	12.19	18,739	0.85	0.85	0.85	1.62	1.62	197
	4.05	14,926	0.83	0.83	0.83	1.70	1.70	159
	11.44	14,433	0.83	0.83	0.83	1.46	1.46	175
Bond
	3.40	59,680	0.65	0.66	0.66	4.91	4.91	289
	11.08	64,687	0.64	0.64	0.64	4.57	4.57	241
	7.33	65,967	0.63	0.63	0.63	3.17	3.17	607
	7.04	71,131	0.63	0.63	0.63	2.89	2.89	539
	6.53	68,313	0.63	0.63	0.63	2.07	2.07	499
Common Stock
	(33.04)	147,356	0.57	0.57	0.57	1.61	1.61	6
	27.75	202,688	0.71	0.71	0.71	1.45	1.45	10
	15.80	215,237	0.70	0.70	0.70	1.32	1.32	9
	2.10	196,768	0.69	0.69	0.69	1.47	1.47	5
	15.10	197,250	0.70	0.70	0.70	1.73	1.73	0+
Mid Cap
	(46.05)	13,502	0.76	0.78	0.78	(0.18)	(0.18)	119
	30.60	15,504	0.84	0.84	0.84	0.13	0.13	51
	23.51	17,558	0.81	0.81	0.81	0.05	0.05	32
	3.62	16,134	0.83	0.83	0.83	(0.03)	(0.03)	45
	12.34	15,382	0.84	0.84	0.84	0.21	0.21	26
Small Company
	(32.29)	49,604	0.63	0.64	0.64	0.19	0.19	42
	27.15	60,992	0.76	0.76	0.76	0.23	0.23	41
	23.74	66,616	0.75	0.75	0.75	0.04	0.04	30
	3.02	56,670	0.75	0.75	0.75	(0.09)	(0.09)	30
	11.44	54,505	0.75	0.75	0.75	0.46	0.46	48

^	Calculated based upon average shares outstanding.
*

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3), if applicable.
+	Represents less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of five separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The five funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national securities exchange and over-the-counter securities (“OTC”) listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-4 to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. Management has evaluated the implications of these changes on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)              Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)              Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)              The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•                       Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts, Exchange Traded Funds and Standard & Poor’s Depository Receipts that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•                       Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments and OTC securities not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•                       Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Notes to Financial Statements

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of December 31, 2012 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Domestic Common Stocks	$9,629,837	$—	$—	$9,629,837
Foreign Stocks & ADR’s	370,980	—	—	370,980
Institutional Money Market Funds	—	42,430	—	42,430
Mortgage-Backed Securities	—	4,193,756	—	4,193,756
Totals	$10,000,817	$4,236,186	$—	$14,237,003

Bond:
Corporate Bonds	$—	$30,719,948	$—	$30,719,948
Institutional Money Market Funds	—	4,460,126	—	4,460,126
Mortgage-Backed Securities	—	32,728,920	—	32,728,920
Totals	$—	$67,908,994	$—	$67,908,994

Common Stock:
Corporate Short-Term Notes	$—	$2,999,983	$—	$2,999,983
Domestic Common Stocks	184,975,768	—	—	184,975,768
Domestic Exchange Traded Funds	1,398,500	—	—	1,398,500
Institutional Money Market Funds	—	1,089,488	—	1,089,488
Foreign Stocks & ADR’s	6,795,400	—	—	6,795,400
Totals	$193,169,668	$4,089,471	$—	$197,259,139

Mid Cap:
Domestic Common Stocks	$13,854,989	$—	$—	$13,854,989
Domestic Exchange Traded Funds	248,852	—	—	248,852
Foreign Stocks & ADR’s	324,316	—	—	324,316
Institutional Money Market Funds	—	881,059	—	881,059
Real Estate Investment Trusts	200,565	—	—	200,565
Totals	$14,628,722	$881,059	$—	$15,509,781

Small Company:
Corporate Short-Term Notes	$—	$1,999,988	$—	$1,999,988
Domestic Common Stocks	47,540,884	—	—	47,540,884
Domestic Exchange Traded Funds	547,885	—	—	547,885
Foreign Stocks & ADR’s	1,395,508	—	—	1,395,508
Institutional Money Market Funds	—	1,124,049	—	1,124,049
Real Estate Investment Trusts	1,627,887	—	—	1,627,887
Totals	$51,112,164	$3,124,037	$—	$54,236,201

Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2012.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2012.

Notes to Financial Statements

C. Securities Transactions and Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)              when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)              on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, real estate investment trust return of capital distributions, net operating losses and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2012:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized gain
	net investment	(loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$60,790	$(60,790)	$—
Bond	559,175	(542,199)	(16,976)
Common Stock	7,491	(7,491)	—
Mid Cap	1,649	—	(1,649)
Small Company	(14)	1,182	(1,168)

E. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2012.

F. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements. As of December 31, 2012, the Funds did not have any unrecognized tax benefits.

G. Dollar Rolls:

The SVP Balanced Fund and SVP Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2012.

H. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2012.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a)       With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b)       With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

Notes to Financial Statements

c)        With respect to the SVP Common Stock, SVP Mid Cap and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC”), a subsidiary of SAMI, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Effective April 1, 2012, each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $14,000 plus $2,500 for each regular meeting attended and $1,250 for any special meeting attended. Prior to April 1, 2012, the annual fee was $12,000 and there were no special meeting fees. Fees paid to Trustees are generally distributed quarterly on a pro rata basis. This compensation totaled $24,750 each for Mr. McMeekin, Ms. Pope and Mr. Ricker for the fiscal year ended December 31, 2012.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2012 were $87,200.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2012 this fee totaled $380,796.

As of December 31, 2012, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	85.05%
Bond	33.12%
Common Stock	24.24%
Mid Cap	86.39%
Small Company	57.62%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2012, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

(4) Investment Transactions:

Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2012 were as follows:

	Purchases of		Sales of Other
	Other than U.S.	Purchases of	than U.S.	Sales of U.S.
	Government	U.S. Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$—	$26,920,955	$2,344,719	$26,229,938
Bond	31,262,465	287,037,418	28,155,726	298,833,782
Common Stock	293,030	—	27,174,989	—
Mid Cap	4,023,710	—	6,594,076	—
Small Company	25,802,271	—	34,662,771	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2012, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss	Expiring
SVP Fund	Carry Forward	on 12/31
Mid Cap	$344,237	2017

During the fiscal year ended December 31, 2012, the Funds utilized capital losses as follows:

Capital Losses
SVP Fund	Utilized
Common Stock	$1,681,555
Mid Cap	1,370,141

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

Notes to Financial Statements

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2012 to December 31, 2012, the Funds elected to defer until the first business day of 2013 for U.S. Federal income tax purposes net capital losses as stated below:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
SVP Fund	Deferred	Deferred
Balanced	$265	$—
Bond	4,735	3,092
Small Company	75,759	—

Net ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from January 1, 2012 through December 31, 2012, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net ordinary losses as stated below:

Ordinary Losses
SVP Fund	Deferred
Common Stock	$151

(5) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2012 and the fiscal year ended December 31, 2011 were as follows:

		Shares issued in		Net increase
		reinvestment of		(decrease) in
		dividends and	Shares	shares
SVP Fund	Shares sold	distributions	reacquired	outstanding
Fiscal Year Ended December 31, 2012
Balanced	218,955	94,920	387,097	(73,222)
Bond	397,171	390,552	1,100,187	(312,464)
Common Stock	345,873	493,892	2,210,856	(1,371,091)
Mid Cap	106,153	2,858	324,845	(215,834)
Small Company	147,276	519,945	678,517	(11,296)
Fiscal Year Ended December 31, 2011
Balanced	144,626	62,465	512,120	(305,029)
Bond	1,403,495	283,562	1,351,846	335,211
Common Stock	735,243	222,998	2,389,461	(1,431,220)
Mid Cap	257,287	129	441,285	(183,869)
Small Company	382,853	95,409	1,179,751	(701,489)

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

(6) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2012 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$303,196	$851,074	$—	$1,154,270
Bond	3,477,919	453,589	16,977	3,948,485
Common Stock	3,505,139	3,953,060	—	7,458,199
Mid Cap	35,555	—	—	35,555
Small Company	491,550	6,844,506	—	7,336,056

The tax character of distributions paid during the fiscal year ended December 31, 2011 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$357,032	$383,804	$—	$740,836
Bond	2,372,837	31,598	445,358	2,849,793
Common Stock	3,061,764	—	—	3,061,764
Mid Cap	1,445	—	—	1,445
Small Company	—	1,405,381	—	1,405,381

Notes to Financial Statements

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

		Currently Distributable
	Currently	Long-Term
	Distributable	Capital Gain	Unrealized
	Ordinary	or Capital	Appreciation
SVP Fund	Income	Loss Carryover	(Depreciation)
Balanced	$—	$50,852	$3,282,094
Bond	—	—	1,635,214
Common Stock	—	2,705,156	54,694,320
Mid Cap	—	(344,237)	3,504,480
Small Company	—	420,530	10,994,354

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Policyholders and Board of Trustees of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2013

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/12 through 12/31/12.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/12 through 12/31/12 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 07/01/12
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	07/01/12	12/31/12	Expense Ratio	12/31/12*
Balanced	Actual	4.87%	$1,000.00	$1,048.73	0.83%	$4.27
	Hypothetical
	(5% per year
	before expenses)	2.10%	1,000.00	1,020.96	0.83%	4.22
Bond	Actual	2.95%	1,000.00	1,029.51	0.63%	3.21
	Hypothetical
	(5% per year
	before expenses)	2.20%	1,000.00	1,021.97	0.63%	3.20
Common Stock	Actual	7.11%	1,000.00	1,071.13	0.70%	3.64
	Hypothetical
	(5% per year
	before expenses)	2.16%	1,000.00	1,021.62	0.70%	3.56
Mid Cap	Actual	6.61%	1,000.00	1,066.15	0.85%	4.41
	Hypothetical
	(5% per year
	before expenses)	2.09%	1,000.00	1,020.86	0.85%	4.32
Small Company	Actual	6.49%	1,000.00	1,064.93	0.76%	3.94
	Hypothetical
	(5% per year
	before expenses)	2.13%	1,000.00	1,021.32	0.76%	3.86

*          Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2012.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	80.00%	80.00%	$851,074
Bond	—	—	453,589
Common Stock	100.00	100.00	3,953,060
Mid Cap	100.00	100.00	—
Small Company	100.00	98.72	6,844,506

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its five series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 16, 2012, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connection with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on August 1, 2012 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 16, 2012 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the performance of the Funds and the profitability to the Advisor and its affiliates of their relationships with the Funds. The Trust’s counsel at ended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

•

information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives;

•	the nature, extent and quality of investment services rendered by the Advisor;

•	revenue received by the Advisor and its affiliates in respect of the Funds;

•	the costs borne by, and profitability of, the Advisor in providing services to the Funds;

•	comparative fee and expense data for each Fund and other funds with similar investment objectives;

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

•	the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

•	any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

•	information about fees charged by the Advisor to other clients with similar objectives;

•	the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;

•	the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

•	the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds, which provides excellent investment advisory and non-advisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to Funds’ performance over relatively long periods of time, typically at least three years. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. The Board received performance information relating to several different time periods. Information provided by Morningstar indicated that a majority of the Funds had total returns in the top two quintiles compared to their category for the most recent three or five year periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top two quintiles for the three and five year periods.

The Board discussed with the Advisor the portfolio management of each of the Funds. In that discussion, the Advisor commented specifically on the Mid Cap Fund, noting that such Fund had performed below the median level for its category for several periods. With respect to this Fund, the Advisor noted that new portfolio managers had assumed responsibility for that Fund in mid-December 2008. The Advisor noted that the Fund’s return for the year ended June 30, 2012 placed the Fund in the top quarter of funds in its category.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The Board noted that the net expense ratio of a majority of the Funds ranked in the top half (lower expenses) of their Morningstar peers for the most recent annual period reported by Morningstar. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2011 pretax and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether each Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Conclusion

Based on the review process described above, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

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Trustees (Unaudited)

There are four Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the five Funds currently comprising Sentinel Variable Products Trust. Information about the three independent Trustees is set forth below. Information concerning the one affiliated Trustee is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (68) National Life Drive Montpelier, VT 05604	Trustee, since 2000

Former Executive Vice President, Commercial Services — TD Banknorth, N.A. (formerly Banknorth Vermont) from June, 2005 to May 2006; Senior Vice President & Senior Lending Officer, from 2001 to 2005; Community President — The Howard Bank, from 2000 to 2001

None

Nancy F. Pope (59) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Trustee — Northfield Savings Bank, since 1995; Director — Spaulding High School Union District, from 2008 to 2011; Trustee — Governor’s Institute of Vermont, from 2007 to May 2008; Director (Chair) — Barre Town School District, from 1995 to 2004; Trustee (Vice Chair) — Aldrich Public Library, since 2002 and from 1993 to 2000

None

William G. Ricker (73)	Trustee, since 2000	Former President — Denis, Ricker & Brown (Insurance Agency), from 1980 to 2001	None
National Life Drive
Montpelier, VT 05604

Officers (Unaudited)

Information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (54)** National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

N/A

Christian W. Thwaites (55) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2005

Sentinel Asset Management, Inc. (“Advisor”) — President & Chief Executive Officer, since 2005; National Life — Executive Vice President, since 2005; Sentinel Funds — President, Chief Executive Officer and Director, since 2005; Sentinel Financial Services Company (“SFSC”) — Chief Executive Officer, since 2005, President from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) — President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) — President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds — Chief Executive Officer, from 1996 to 2004

Sentinel Funds (15 Portfolios)

Thomas P. Malone (56)	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; SASC — Vice President, from 1998 to 2006	N/A
National Life Drive
Montpelier, VT 05604

John K. Landy (53) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (47) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (45) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; Sentinel Funds — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (31) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, 2004 to 2006

N/A

D. Russell Morgan (56) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SFSC, SASC — Counsel, from 1993 to 2005

N/A

*	Each officer is elected by, and serves at the pleasure of, the Board of the Funds.
**	Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of SAMI’s parent company.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company – Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

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One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Since its inception on January 12, 1934, Sentinel’s Common Stock Fund has demonstrated a prudent, consistent approach to investing which has become the hallmark of our firm.

Learn more about Sentinel from your financial advisor or contact us:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc.

Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 63061 SF0942(0213)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2012 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2012 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant’s Audit Committee. However, the members of the Audit Committee, which consists of the three non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant’s financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2011	$90,000
2012	$75,000

(b) Audit-Related Fees.  PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services Inc. (“SASI”), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2011	$81,750
2012	$72,750

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2011	$20,700
2012	$20,700

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b),  (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

2

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

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ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian W. Thwaites
Christian W. Thwaites,
President & Chief Executive Officer

Date: March 1, 2013

By:	/s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: March 1, 2013

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